EXHIBIT 10.1


      THE SECURITIES REPRESENTED BY THIS CERTIFICATE, INCLUDING THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS
UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.


                                    OPTIONS

                    To Purchase 50,000 Shares of Common Stock
                                       of
                            GALLERY OF HISTORY, INC.

Dated as of:  April 16, 2007                  Expiration Date:  April 15, 2012

	This certifies that Don A. Prince ("Holder"), for value received, is entitled to purchase from Gallery of History, Inc. a Nevada corporation (the "Company"), having its principal place of business at 3601 West Sahara Avenue, Las Vegas, Nevada 89102-5822, fifty thousand (50,000) fully paid and nonassessable shares (the "Option Shares") of the Company's Common Stock (generally, "Common Stock") for cash, at an exercise price of $2.19 per Option Share (the "Exercise Price"). The number of Option Shares issuable hereunder and the Exercise Price may be adjusted from time to time in accordance with
Section 3 hereof, according to the terms, conditions and procedures set forth herein. The Options (the "Options") will expire on the earlier of five years after issuance at 5:00 p.m. (Pacific time), on April 15, 2012, or the date Holder's employment with the Company is terminated, irrespective of the reasons therefore (the "Expiration Date").

      The Options is being issued by the Company in connection with the Holder's employment with the Company, as the Company's Vice President - Sales.


1.  EXERCISE; PAYMENT; ISSUANCE OF CERTICICATES

      1.1 Any purchase of Option Shares by Holder hereunder shall be made pursuant to the following terms and procedures. Holder electing to purchase Option Shares must surrender this Option and deliver the exercise form attached hereto as Exhibit A (the "Exercise Form") indicating the number of Option Shares for which this Option is being exercised (the "Purchased Shares"), together with the investment representation letter attached hereto as Exhibit B, each duly completed and executed, to the Company at its principal office (or at such other location as the Company may advise the Holder in writing), along with payment in full of the aggregate Exercise Price ("Purchase Price") for the Purchased Shares, no later than the Expiration Date hereof. If the Options shall have been exercised only in part, the Company shall promptly deliver to the Holder a new Option evidencing the rights of the Holder to purchase the remaining Option Shares, which new Option shall in all other respects be identical to this Option, or appropriate notation may be made by the Company on this Option and the same returned to the Holder. Notwithstanding anything contained herein to the contrary, the Options
evidenced hereby are subject to the following vesting schedule:   No Options
may be exercised prior to the first anniversary of the date hereof (April 16, 2008). Subsequent to the first anniversary of the date hereof (April 16,
2008), an aggregate 25,000 Options may be exercised, and subsequent to the second anniversary of the date hereof (April 16, 2009), the remaining additional Options may be exercised. No Options may be exercised, in any event, by the Holder subsequent to the earlier of (i) the Expiration date;
or (ii) the date the Holder ceases to be employed by the Company, irrespective of the reasons why such employment relationship was terminated.

      1.2 Payment of the Purchase Price shall be made in cash, evidenced by certified check or wire transfer. If Holder fails to exercise its rights to purchase all Option Shares to be purchased hereunder on or prior to the Expiration Date, Holder shall waive its right to purchase any Option Shares hereunder.

      1.3 The Company agrees that all Option Shares purchased hereunder shall be and are deemed to be issued to the Holder hereof as the record owner of such Option Shares as of the close of business on the date(s) on which Holder has delivered to the Company the Exercise Form hereunder, properly completed and executed, along with payment in full for the Option Shares purchased hereunder.

      1.4 The Company shall provide the Holder with a certificate or certificates evidencing Option Shares duly acquired hereunder, upon exercise of the Options as provided herein.


2.  EXERCISE PRICE; SHARES TO BE FULLY PAID; RESERVATION OF SHARES

      2.1 The Exercise Price for Option Shares shall equal $2.19 per share; as adjusted herein.


3.  ADJUSTMENT OF EXERCISE PRICE; CONSOLIDATION OR MERGER

      3.1 The Exercise Price and the number of Option Shares purchasable upon the exercise of this Option are subject to adjustment in accordance with this Section 3 and from time to time upon the occurrence of certain events described in this Section 3. Upon each such adjustment of the Exercise Price, the Holder of this Option shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Option Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Option Shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

      3.2 Subject to the exceptions referred to herein, in the event the Company shall, at any time or from time to time after the date hereof, issue any Shares as a stock dividend to the holders of Shares, or subdivide or combine the outstanding Shares into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a "Share Change"), then, and thereafter upon each further Share Change, the Exercise Price in effect immediately prior to such Share Change shall be changed to a price (including any applicable fraction of a cent) determined by dividing
(a) the total number of Shares outstanding immediately prior to such Share Change, multiplied by the Exercise Price in effect immediately prior to such Share Change, by (b) the total number of Shares outstanding immediately after such Share Change.

      3.3 In the case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger in which the Company is the continuing entity), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Company (other than a sale/leaseback, mortgage or other financing transaction), the Company shall mail to the Holder, as the holder of the Option, at least five (5) business days prior to the anticipated date of consummation of any such transaction (the "Transaction Date"), a notice specifying the Transaction Date so that the Holder may determine whether it wishes to exercise the Option prior to the Transaction Date. If the Holder does not exercise the Option prior to the Transaction Date, the Company shall cause effective provision to be made so that the Holder of this Option, in exchange for the cancellation of this Option, shall receive upon such consolidation, merger, sale or conveyance
(1) the same cash amount per Option Share as the amount, if any, received for each Share by each owner of record of Shares plus (2) securities or other property, if any, received for each Share by each owner of record of Shares. less the Exercise Price of the Options. Such determination of the value of securities and other property shall be reasonably made by the Company's Board of Directors and shall be binding upon the Holder. The Exercise Price shall be deducted from any payments to be made to the Holder pursuant to this
Section 3.6. Notwithstanding anything contained herein to the contrary, any such cancellation of the Options hereunder shall not be discretionary on the part of the Holder, but shall be automatic upon the effective date of any such merger, consolidation, sale or conveyance described above.

      3.4 As soon as is practicable following any adjustment in the Exercise Price provided for in this Option, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.


4.  ISSUE TAX

      Issuance of evidence of a Holder's acquisition of Option Shares shall be made without charge to the Holder of the Option for any issue tax (other than any applicable income taxes) in respect thereof.


5.  NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY

      Nothing contained in this Option shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company until, and only to the extent that, the Options shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase Option Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder either for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.


6.  MODIFICATION AND WAIVER

      This Option and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.


7.  NOTICES

      7.1 All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day,
(c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties at the following address (or at such other address for a party as will be specified by like notice):

                           if to the Company, to:
                           Gallery of History, Inc.
                           3601 West Sahara Avenue
                           Las Vegas, Nevada  89102-5822
                           Attention:  Chief Financial Officer

                           (y)  if to Holder, to the registered address of the
Holder on the records for such addresses maintained by the Company.


8.  DESCRIPTIVE HEADINGS AND GOVERNING LAW

	The description headings of the several sections and paragraphs of this Option are inserted for convenience only and do not constitute a part of this Option. This Option shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, without giving effect to the conflict of laws principles thereof.


9.  FRACTIONAL SHARES

      No fractional Option Shares shall be issued upon exercise of this Option. The Company shall pay to the Holder, in lieu of issuing any fractional share, a sum in cash equal to such fraction multiplied by the then market price of the Shares, as determined by the Company's Board of Directors.


10. LOST OPTION

      The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Option and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Option, the Company, at its expense, will make and deliver a new Option, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Option.



      IN WITNESS WHEREOF, the Company has caused this Option to be duly executed by its officer thereunto duly authorized.

Dated:  as of April 16, 2007			THE COMPANY:
                                                   GALLERY OF HISTORY, INC.
                                                   By:    /s/ Rod Lynam
                                                          -----------------
                                                   Title: Treasurer






                                   EXHIBIT A
                                 EXERCISE FORM

                            ________________, 200__



Gallery of History, Inc.
3601 West Sahara Avenue
Las Vegas, Nevada  89102-5822


Gentlemen:


The undersigned holder ("Holder") of that certain Option (the "Option"), issued by Gallery of History, Inc. (the "Company") and dated April 16, 2007, , hereby exercises its right to purchase pursuant thereto the number of shares of Common Stock of the Company ("Option Shares") at the per Share price ("Exercise Price") and aggregate purchase price (the "Purchase Price") listed immediately below:

Number of Option Shares           Exercise Price               Purchase Price
-----------------------           --------------               --------------
___________________         X        $____            =         $__________


Pursuant to the terms of the Option, the Holder delivers the Purchase Price herewith in full:

      1) in cash or by certified check, or by wire transfer according to the following instructions:
                             ______________________
                             ______________________
                             ______________________
                             Account No.:
                             Routing Number:


The Holder also makes the representations set forth on the attached Exhibit B to the Option.


Very truly yours,

__________________
DON A PRINCE.

ADDRESS:___________________
STREET:____________________
CITY:______________________
STATE AND ZIP:_____________
FACSIMILE:  (   )   -
            _______________




                                   EXHIBIT B

                       INVESTMENT REPRESENTATION LETTER

THIS INVESTMENT REPRESENTATION LETTER MUST BE COMPLETED, SIGNED AND RETURNED TO GALLERY OF HISTORY, INC. ALONG WITH THE ASSOCIATED EXERCISE FORM(S) BEFORE THE SHARES ISSUABLE UPON EXERCISE OF THE OPTION DATED April 16, 2007 WILL BE ISSUED.


                           ________________, 200__

Gallery of History, Inc.
3601 West Sahara Avenue
Las Vegas, Nevada  89102-5822

Gentlemen:

Pursuant to the exercise that certain Option, dated as of April 16, 2007 (the "Option"), issued by Gallery of History (the "Company"), the undersigned holder of the Option ("Purchaser") intends to purchase up to___________ shares of Common Stock of the Company (all such shares, collectively, the "Shares"). The Shares will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the United States Securities Act of 1933, as amended (the "33 Act"), and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, Options and agrees as follows:

     1.	Purchaser is acquiring the Shares for its own account, for investment purposes only, without the intent toward the further sale or distribution thereof, and Purchaser shall not make any sale, transfer or other disposition of the Shares in violation of the 33 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission or in violation of any other applicable securities law.

     2.	Purchaser has been advised that the Shares have not been registered under the 33 Act or any state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

     3.	Purchaser has been informed that under the 33 Act, the Shares must be held indefinitely unless subsequently registered under the 33 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Shares. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Shares (except as permitted under Rule 144) unless there is in effect a registration statement under the 33 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required.

     4. Purchaser hereby represents and warrants that he (together with any adviser deemed necessary by Purchaser) has reviewed all information provided to Purchaser by the Company in writing regarding the business and financial condition of the Company (the "Disclosure Materials") and has conducted its own due diligence investigation of all of the Disclosure Materials, and acknowledges that the Company has made available to the Purchaser the opportunity to ask questions and receive answers concerning the business and financial condition of the Company and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the Disclosure Materials.

     5. Purchaser understands that there are numerous risks associated with the investment in the Shares, including the risk that the undersigned may have to bear the complete economic loss of such investment.

     6. Purchaser also understands and agrees that certificates representing the Shares, shall contain a restrictive legend stating in substance:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED AND THAT AN APPLICABLE EXEMPTION IS AVAILABLE."

Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Shares with Purchaser's counsel.


Very truly yours,

PURCHASER:


NAME:__________________________________
     print name of individual or entity


                By:____________________
                   signature